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March 9, 2026

Dear Shareholders:

During our more than 55 years in business, Ruane Cunniff has navigated many trends and shifts in the asset management industry. Most have proven either incremental or transitory, and in those instances, we have stayed the course, remaining focused on what we believe truly matters: disciplined research, long-term thinking, and caring for shareholder capital as if it were our own. Occasionally, however, an industry-level development arises that warrants action because it offers a clear and compelling benefit to our shareholders.

We have come to believe that the rise and broad acceptance of actively-managed exchange-traded funds (“active ETFs”) is such a development. Thus, after very careful deliberation, we have decided to offer our Sequoia strategy through an active ETF (the “Sequoia ETF”). This new Sequoia ETF has been established to receive the portfolio assets of Sequoia Fund, Inc., our registered mutual fund, pending a successful shareholder vote.

One of the primary reasons we are pursuing this change is that the ETF structure provides potentially significant tax advantages for taxable shareholders. Once the reorganization is complete, taxable investors in the Sequoia ETF should be able to defer the realization of all—or nearly all—taxable gains for as long as they maintain their investment in the ETF. While the “plumbing” of the ETF structure is complicated, the upshot of it is that from an individual taxpayer perspective, an investment in an ETF behaves for tax purposes almost like an investment in an individual stock, where with a few potential exceptions, you are only liable for capital gain taxes when you sell shares in the ETF at a price higher than your tax basis. The ETF structure permits us to rely on tax rules that result in lower potential distributable capital gains. With the ETF, our goal is to substantially reduce the creation of annual capital gains tax liabilities, allowing long-term investors to defer taxes more effectively.

While the process of executing the reorganization of our mutual fund into the ETF structure is complex, we will handle the heavy lifting to ensure the transition is as seamless as possible for you. Most importantly, while the “wrapper” around our portfolios is changing, our investment philosophy and process that we have employed since 1970 is not changing at all.

We are including below a summary of our key considerations in making this decision, especially with respect to how they affect our shareholders’ experience. This letter is the first step in our effort to ensure you have the information and resources needed to evaluate this change thoughtfully. More detailed information, including a Frequently Asked Questions page, will be available on our website in the coming weeks, and our client team is available to assist with any questions.

We expect the reorganization to take place in early September. This change requires a shareholder vote that is expected to be held in late July, following a proxy process starting in late May. You will receive a Combined Proxy Statement/Prospectus that more fully explains the reorganization, the differences between a mutual fund and an ETF, and the risks associated with ETFs generally. You will also receive more information on the proxy process, including the date of the shareholder vote, instructions on how to submit your proxy vote, and the target reorganization date, which will follow in the coming weeks in a letter from Sequoia Fund, Inc. Please note that it is extremely important that shareholders vote in the proxy process, no matter how large or small your holdings may be. We have employed the services of EQ Fund Solutions, LLC to gather proxy votes. They are excellent at what they do, but we recognize that their emails and phone calls can be bothersome. The easiest way to get them to stop calling is to submit your proxy vote.

1

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280

www.sequoiafund.com

What Is Changing

➢	The structure or “wrapper” through which we offer our Sequoia strategy

What Is Not Changing

➢	The Sequoia model portfolio, which will be provided efficiently and uniformly to all the ETF shareholders. The underlying securities in the Sequoia model portfolio will not change in any meaningful way as a result of the conversion

➢	The commitment to concentrated, long-term business ownership based on exhaustive research and disciplined attention to business value that defines our investment philosophy

➢	The culture of open, honest, and collegial debate that drives our investment process

➢	Our objective of outperforming markets over the long term

➢	Our commitment to communicating plainly with you about our successes and failures, through our quarterly videos, year-end letters, and new website, which will have the Sequoia ETF’s holdings listed daily

➢	Our client team’s availability to support and inform you as our partners in the investing journey

Potential Benefits of the Reorganization

Tax-Free Event: The reorganization of the mutual fund to an ETF is expected to qualify as a tax-free event for U.S. federal income tax purposes. In connection with the reorganization, your shares of Sequoia Fund will be exchanged for shares of equal value of the new ETF, with cash being received in lieu of fractional shares. Your new ETF shares will inherit the tax basis of your mutual fund investment.

Control Over Capital Gain Recognition: In the current mutual fund structure, you recognize capital gains whenever we decide to sell an appreciated holding in the portfolio. In an ETF structure, we expect that in most cases, we will make changes to the composition of the ETF portfolio via in-kind transactions with Authorized Participants that help manage the creation and redemption of ETF shares. While we realize this is a complicated dynamic to digest involving a lot of jargon, the important point is that these in-kind portfolio transactions would not trigger capital gains tax for you. In the ETF structure, the vast majority of capital gains recognition—and potentially all capital gains recognition—comes when you decide to sell the ETF, putting you firmly in control of the tax consequences of your investment activities with Sequoia Fund.

Uninterrupted Compounding: By avoiding capital gains tax upon reorganizing to the Sequoia ETF, 100% of the current value of your investments continues to compound. Likewise, as noted above, after the reorganization you are unlikely to incur significant capital gains tax from any actions we take to adjust the underlying holdings in the ETF portfolio. This enables your investment to continue to compound tax-free, or nearly tax-free, for as long as you hold your shares in the ETF.

Simplified Access: An ETF trades on an exchange like a stock and can be bought and sold during the day as an individual stock would.

Estate Planning: If ETF shares are held long-term and later transferred as part of an estate, beneficiaries generally receive a step-up in basis, again much as would be the case with a holding of an individual stock. The step-up in basis in the ETF will likely be much larger than if you held the exact same portfolio in a mutual fund, as the ETF in-kind process effectively holds your cost basis down (due to no/little expected capital gains recognition) while your portfolio value compounds over time.

2

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280

www.sequoiafund.com

Important Differences

ETFs are different, and there are a few things you should know up front:

➢	ETF shares trade in a secondary market at market determined prices, which may differ from the NAV.

➢	ETF shareholders may be charged fees and commissions by their brokers when transacting in ETF shares.

➢	Some types of brokerage accounts generally cannot hold ETF shares.

➢	There are risks inherent in the ETF structure itself, and they are described in the ETF’s prospectus. The ETF’s prospectus is not yet effective, but it will be effective and available for your review before the conversion takes place.

Important Considerations

Brokerage Account : Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization. If your Sequoia Fund shares are not already held in an eligible brokerage account, they will need to be transferred into an eligible brokerage account in advance of the reorganization. Shareholders that own the fund through an intermediary (e.g. Schwab, Fidelity, etc.) should confirm that their existing account is eligible to hold ETF shares. Shareholders that own shares directly will need to make arrangements to transfer their shares into an eligible brokerage account. The team at SS&C (833-303-5010) and at Ruane Cunniff (212-832-5280) are available to help shareholders navigate this process as necessary.

Deferral, not elimination: It’s worth noting that this conversion defers your tax obligation rather than eliminating it. Taxes will apply when ETF shares are eventually sold at a gain, though a step-up in basis at death may reduce or eliminate that liability for your heirs.

The ETF will have its own website: One of the requirements of launching an ETF is that it has its own website with disclosures as mandated by the SEC. This will go live once the Sequoia ETF is available for trading and will also be accessible from the Ruane Cunniff website.

The reorganization will involve some “friction”: In order to ensure a smooth transition to the ETF, the last date to purchase Sequoia Fund shares is expected to be August 29. The last date to sell Sequoia Fund shares could be that date or a later date, which is tied more closely to the closing.

The tax rules may change: The advantages of the ETF structure are predicated on current IRS rules, which are subject to change. Despite this risk, we have high confidence that the ETF structure will retain its tax advantages over time, in no small part because it has now been adopted by such a large swath of the investing—and voting—public. If we didn’t have such high confidence, we would not be making this change. Confidence however is not the same thing as certainty, and one can never guarantee that even popular tax laws will not change. We thus encourage you to carefully review all of the information we make available regarding the proposed conversion, and we also encourage you to consult third-party advisers as appropriate to help you decide whether participation makes sense for you. We will remain in touch with additional details as the conversion process progresses.

Additional information: Please see the supplement (https://www.sec.gov/Archives/edgar/data/89043/ 000091957426001529/d12086927_497.htm), filed with the SEC on March 9, 2026, which highlights further considerations you should review regarding the proposed ETF conversion.

Sincerely,

The Ruane Cunniff Investment Committee

Arman Gӧkgӧl-Kline	John Harris	Trevor Magyar

3

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280

www.sequoiafund.com

Disclosures: An investor should consider the investment objectives, risks, and charges and expenses of the Sequoia ETF carefully before investing. The Sequoia ETF’s prospectus contains this and other information about the Sequoia ETF. An investor may obtain the prospectus by clicking here (https://www.sec.gov/Archives/edgar/data/1518042/ 000158064226001638/sequoia485a.htm). The prospectus should be read carefully before investing. The information in the Sequoia ETF prospectus is not complete and may be changed. The Sequoia ETF may not sell its shares until the registration statement filed with the SEC is effective. The prospectus is not an offer to sell the shares and is not soliciting an offer to buy the shares in any state where the offer or sale is not permitted.

4

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280

www.sequoiafund.com

FOR IMMEDIATE RELEASE

Ruane Cunniff Announces Offering of Sequoia Strategy through an Actively-Managed Exchange-Traded Fund (ETF)

NEW YORK, NY – March 9, 2026 – Ruane Cunniff LP (Ruane Cunniff), a firm with a 55-year history of long-term investing through concentrated, high-conviction equity strategies, today announced its decision to offer its flagship Sequoia strategy through an actively-managed ETF (Sequoia ETF). This strategic move, following careful deliberation, is driven by the rise and broad acceptance of actively-managed ETFs and is expected to offer significant benefits, particularly for taxable clients.

The new Sequoia ETF has been established to receive the portfolio assets of Sequoia Fund, Inc., the firm’s registered mutual fund, and the assets of any taxable clients with separately managed accounts (SMAs) following the Sequoia strategy who elect to participate. Investors in the mutual fund will be required to participate, pending a successful shareholder vote expected to take place in late July, while participation for SMA clients will be optional. The proposed conversion and the start of ETF trading are anticipated to take place in early September.

“During our more than 55 years in business, Ruane Cunniff has navigated many trends and shifts in the asset management industry,” stated the Ruane Cunniff Investment Committee. “We believe the rise and broad acceptance of actively-managed exchange-traded funds is a development that offers a clear and compelling benefit to our clients.”

Investing in securities involves risk, and there is no guarantee of principal. Investors should consider the investment objectives, risks, fees and expenses of Sequoia ETF carefully before investing. For copies of the prospectus of a fund, which contains this and other information, visit the fund’s website or contact a representative of Ruane Cunniff. Please read the prospectus carefully before investing.

Shares of Sequoia Fund are distributed by Foreside Financial Services, LLC (Member FINRA).

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.ruanecunniff.com

The following is an excerpt from the Supplement to the Sequoia Fund Prospectus with helpful Questions and Answers with regard to Sequoia Fund and the Sequoia ETF. Please refer to the full document (https://www.sec.gov/Archives/edgar/data/89043/000091957426001529/ d12086927_497.htm) for more detail.

IMPORTANT NOTICE ABOUT YOUR SEQUOIA FUND SHARES QUESTIONS AND ANSWERS

The following Q&A provides information to help you determine if you need to take action with respect to your Sequoia Fund shares prior to the proposed reorganization of the Sequoia Fund into the Sequoia ETF (the “Reorganization”) to permit you to receive ETF shares in the Reorganization.

The Reorganization remains subject to stockholder approval.

Q.       What types of accounts can receive ETF shares in the Reorganization?

A.       If you hold your Sequoia Fund shares in a brokerage account that permits you to purchase securities traded on an exchange, such as ETFs or other types of stock, then you will not need to take any action with respect to your account to receive ETF shares.

Unlike Sequoia Fund shares, which may be held directly with Sequoia Fund’s transfer agent and are purchased and sold at net asset value once per day, ETF shares trade throughout the day on national securities exchanges and must be held through a brokerage account. As a result, you must hold your Sequoia Fund shares in a brokerage account eligible to hold ETF shares (a “Qualifying Brokerage Account”) in order to receive ETF shares in the Reorganization.

Q.       What types of accounts cannot receive ETF shares in the Reorganization? And, what will happen if I do not have a brokerage account that can accept ETF shares at the time of the Reorganization?

A.       The following account types cannot hold ETF shares:

●	Direct Taxable Accounts – If you hold your Sequoia Fund shares in an account directly at Sequoia Fund’s transfer agent (a “direct account”), you should transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares

1

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. You should consult a tax advisor to understand the specific tax consequences based on your individual circumstances.

●	Non-Accommodating Brokerage Accounts – If you hold your Sequoia Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of Sequoia Fund or other mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

●	Non-Accommodating Retirement Accounts – If you hold your Sequoia Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in Sequoia Fund to a different investment option prior to the Reorganization. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA or group retirement plan. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account.

2

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

●	Direct IRA – If you hold your Sequoia Fund shares through a direct IRA with UMB Bank, N.A. as Custodian and do not take action to transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

If you are unsure about the ability of your account to accept ETF shares, contact your financial intermediary.

Q.       How do I transfer my Sequoia Fund shares from a direct account to a Qualifying Brokerage Account that will accept ETF shares?

This step is only required if you hold your Sequoia Fund shares in an account directly with Sequoia Fund’s transfer agent. If you already hold your shares in a brokerage account that allows you to hold ETF shares, you need not consider the following.

A.       To transfer your Sequoia Fund shares from a direct account at Sequoia Fund’s transfer agent to a brokerage account, contact your financial intermediary and inform them that you would like to transfer your Sequoia Fund shares held directly with Sequoia Fund into your brokerage account. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account. The transfer process is expected to be straightforward.

We suggest you provide your financial intermediary with a copy of your Sequoia Fund statement containing your Sequoia Fund account number. Your financial intermediary will help you complete a form to initiate the transfer. Once you sign this form, your financial intermediary will submit the form to the transfer agent directly and the shares will be transferred into your brokerage account.

3

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 833-303-5010.

Q.       How do I transfer my Sequoia Fund shares from a non-accommodating brokerage account to a Qualifying Brokerage Account?

A.       If you hold your Sequoia Fund shares in a brokerage account at a financial intermediary that only allows you to hold Sequoia Fund shares in the account (and no other types of investments), you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Q.       What if I do not want to own ETF shares?

A.       If you do not want to receive ETF shares in the Reorganization, you can redeem your Sequoia Fund shares. Prior to doing so, however, you should consider the tax consequences associated with such action. Redemption of Sequoia Fund shares prior to the Reorganization may constitute a taxable transaction for you if you hold those shares in a taxable account. The last date to redeem shares prior to the Reorganization is currently expected to be August 29, 2026. This date is subject to change if the closing date is adjusted. Stockholders should monitor changes to the Reorganization closing date by checking for updates at www.sequoiafund.com.

***

In connection with the Reorganization, a Combined Proxy Statement/Prospectus included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the Combined Proxy Statement/Prospectus will not be distributed to stockholders of Sequoia Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s website at www.sec.gov. A paper copy of these materials can be obtained, when available, at no charge by calling 833-303-5010.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

4

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

Understanding Actively-Managed Exchange-Traded Funds

A Primer

Optimizing Investment Through a Modern Structure

Disclosures

This material is provided for informational purposes only and does not constitute investment advice. Ruane Cunniff L.P. is an investment adviser registered with the Securities and Exchange Commission. Investing involves risk, including the possible loss of principal.

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain a copy of the prospectus and summary prospectus by visiting the Fund Documents section of https://www.sequoiafund.com/resources/ or by calling 1-800-686-6884. Please read the prospectus and summary prospectus carefully before investing.

Shares of the Fund are distributed by Foreside Financial Services, LLC (Member FINRA).

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Sequoia ETF carefully before investing. The Sequoia ETF’s prospectus contains or will contain this and other information about the Sequoia ETF. An investor may obtain the prospectus by clicking here. The prospectus should be read carefully before investing. The information in the Sequoia ETF prospectus is not complete and may be changed. The Sequoia ETF may not sell its shares until the registration statement filed with the SEC is effective. The prospectus is not an offer to sell the shares and is not soliciting an offer to buy the shares in any state where the offer or sale is not permitted.

The information provided herein regarding the tax aspects of the mutual fund conversion and operation of the ETF is general in nature and is not intended to constitute tax advice. The tax aspects of the mutual fund conversion and operation of the ETF are complex and you should consult your individual tax advisor regarding the tax aspects of the mutual fund conversion and the operation of the ETF applicable to your specific circumstances.

Ruane Cunniff LP | Understanding Active ETFs	1

What is an ETF? The Modern Wrapper

An ETF* is a fund, holding a collection of portfolio securities, that issues shares which trade on a stock exchange, much like an individual stock — offering intraday liquidity and real-time pricing.

ETFs combine the diversification of mutual funds with the trading flexibility of individual stocks.

*	Under Rule 6c-11, an ETF is an open-end fund that issues creation units (shares) to authorized participants for a basket of securities and cash and whose shares are listed on an exchange.

Ruane Cunniff LP | Understanding Active ETFs	2

Actively-Managed (“Active”) vs. Passively-Managed (“Passive”) ETFs: A

Strategic Choice

The actively-managed ETF is intended to bring 55+ years of investment expertise into a modern, tax-efficient structure.

Passive ETF	Active ETF

Index Tracking	Expert Portfolio Management
Replicates a market index like the S&P 500	Dedicated team makes strategic decisions

Rules-Based Investment	Goal: Outperform Market
Minimal management intervention	Disciplined research and long-term thinking

Lower Fees	Concentrated Portfolio
Typically lower expense ratios	Carefully selected companies

The Sequoia Approach: Active management through disciplined research since 1970.

Ruane Cunniff LP | Understanding Active ETFs	3

The ETF Mechanics: Creation & Redemption

Authorized Participants (APs) facilitate the creation and redemption of ETF shares through in-kind transfers.

The in-kind transfer mechanism is the foundation of ETF tax efficiency — portfolio securities are exchanged, not sold for cash.

Ruane Cunniff LP | Understanding Active ETFs	4

Important Considerations & Nuances

A balanced view of potential risks and considerations for ETF investors.

Requires a Brokerage Account

ETF shares need to be held in brokerage accounts with the ability to transact in ETF shares.

Trading Price

ETF shares trade in a secondary market at market determined prices, which may differ from the NAV.

Transparency Risks

Full daily portfolio disclosure means others could potentially replicate the manager’s strategy without paying the fee.

Inflow Control

ETFs generally cannot close to new investors, which could lead to capacity constraints if AUM grows rapidly.

Transaction Costs

Bid/ask spreads can widen during market turmoil, potentially increasing costs. Such costs are typically minimal under normal conditions.

IRA Shareholders

Investors in tax-advantaged accounts do not directly benefit from tax efficiency. These investors may need new brokerage accounts for custody.

In-Kind Transfer Dependency

Tax advantages depend on Authorized Participants engaging in in-kind transfers. In rare circumstances, small tax distributions could occur.

We are actively managing these considerations to mitigate potential risks for our clients.

Ruane Cunniff LP | Understanding Active ETFs	8

Embracing the Future Sequoia ETF

The evolution to an active ETF structure represents a significant step forward, offering improved tax efficiency and greater investor control, while retaining the proven investment strategy of Ruane Cunniff.

We remain committed to our clients and our disciplined approach to long-term value creation.

The following is an excerpt from the Supplement to the Sequoia Fund Prospectus with helpful Questions and Answers with regard to Sequoia Fund and the Sequoia ETF. Please refer to the full document (https://www.sec.gov/Archives/edgar/data/89043/000091957426001529/ d12086927_497.htm) for more detail.

IMPORTANT NOTICE ABOUT YOUR SEQUOIA FUND SHARES QUESTIONS AND ANSWERS

The following Q&A provides information to help you determine if you need to take action with respect to your Sequoia Fund shares prior to the proposed reorganization of the Sequoia Fund into the Sequoia ETF (the “Reorganization”) to permit you to receive ETF shares in the Reorganization.

The Reorganization remains subject to stockholder approval.

Q.       What types of accounts can receive ETF shares in the Reorganization?

A.       If you hold your Sequoia Fund shares in a brokerage account that permits you to purchase securities traded on an exchange, such as ETFs or other types of stock, then you will not need to take any action with respect to your account to receive ETF shares.

Unlike Sequoia Fund shares, which may be held directly with Sequoia Fund’s transfer agent and are purchased and sold at net asset value once per day, ETF shares trade throughout the day on national securities exchanges and must be held through a brokerage account. As a result, you must hold your Sequoia Fund shares in a brokerage account eligible to hold ETF shares (a “Qualifying Brokerage Account”) in order to receive ETF shares in the Reorganization.

Q.       What types of accounts cannot receive ETF shares in the Reorganization? And, what will happen if I do not have a brokerage account that can accept ETF shares at the time of the Reorganization?

A.       The following account types cannot hold ETF shares:

●	Direct Taxable Accounts – If you hold your Sequoia Fund shares in an account directly at Sequoia Fund’s transfer agent (a “direct account”), you should transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares

1

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. You should consult a tax advisor to understand the specific tax consequences based on your individual circumstances.

●	Non-Accommodating Brokerage Accounts – If you hold your Sequoia Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of Sequoia Fund or other mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

●	Non-Accommodating Retirement Accounts – If you hold your Sequoia Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in Sequoia Fund to a different investment option prior to the Reorganization. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA or group retirement plan. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account.

2

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www.sequoiafund.com

Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

●	Direct IRA – If you hold your Sequoia Fund shares through a direct IRA with UMB Bank, N.A. as Custodian and do not take action to transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

If you are unsure about the ability of your account to accept ETF shares, contact your financial intermediary.

Q.       How do I transfer my Sequoia Fund shares from a direct account to a Qualifying Brokerage Account that will accept ETF shares?

This step is only required if you hold your Sequoia Fund shares in an account directly with Sequoia Fund’s transfer agent. If you already hold your shares in a brokerage account that allows you to hold ETF shares, you need not consider the following.

A.       To transfer your Sequoia Fund shares from a direct account at Sequoia Fund’s transfer agent to a brokerage account, contact your financial intermediary and inform them that you would like to transfer your Sequoia Fund shares held directly with Sequoia Fund into your brokerage account. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account. The transfer process is expected to be straightforward.

We suggest you provide your financial intermediary with a copy of your Sequoia Fund statement containing your Sequoia Fund account number. Your financial intermediary will help you complete a form to initiate the transfer. Once you sign this form, your financial intermediary will submit the form to the transfer agent directly and the shares will be transferred into your brokerage account.

3

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 833-303-5010.

Q.       How do I transfer my Sequoia Fund shares from a non-accommodating brokerage account to a Qualifying Brokerage Account?

A.       If you hold your Sequoia Fund shares in a brokerage account at a financial intermediary that only allows you to hold Sequoia Fund shares in the account (and no other types of investments), you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Q.       What if I do not want to own ETF shares?

A.       If you do not want to receive ETF shares in the Reorganization, you can redeem your Sequoia Fund shares. Prior to doing so, however, you should consider the tax consequences associated with such action. Redemption of Sequoia Fund shares prior to the Reorganization may constitute a taxable transaction for you if you hold those shares in a taxable account. The last date to redeem shares prior to the Reorganization is currently expected to be August 29, 2026. This date is subject to change if the closing date is adjusted. Stockholders should monitor changes to the Reorganization closing date by checking for updates at www.sequoiafund.com.

***

In connection with the Reorganization, a Combined Proxy Statement/Prospectus included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the Combined Proxy Statement/Prospectus will not be distributed to stockholders of Sequoia Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s website at www.sec.gov. A paper copy of these materials can be obtained, when available, at no charge by calling 833-303-5010.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

4

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

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●	About

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Investor Day 2026

Investor Day 2026

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●	Sequoia ETF

Sequoia ETF

Required next steps for Sequoia Fund shareholders:

There are two steps required in order to finalize the conversion of your shares. Pending a successful shareholder vote, Sequoia Fund is reorganizing into an an exchange-traded fund (ETF).

Shareholder Vote — How to cast your vote in the upcoming shareholder vote.

Your next steps depend on how you currently hold your shares.

Brokerage Accounts — All Sequoia Fund shares must be held in an eligible brokerage account prior to the reorganization. Shareholders can transfer the mutual fund to existing brokerage accounts. Information can be found below for those who need to open a new brokerage account.

Shareholder Vote (Proxy Info)

A shareholder vote is required to approve reorganization of Sequoia Fund into an exchange-traded fund. You can easily cast your vote online. You will need your Control Number, which will be communicated to you via mail. If you do not have your Control Number, please contact Equiniti (866-356-7814) or the Ruane Cunniff client team (412-832-5280; info@ruanecunniff.com) for assistance.

Navigate to vote.proxyonline.com, the online proxy website. Once on the proxyonline website, you will enter your Control Number in the specified box and click “Submit”.

On the next screen, you can click the “View Proposal(s)” button to see the one proposal in question:

On the next screen, you cast your vote — For, Against, or Abstain — by clicking the relevant button. Ruane Cunniff management and the Sequoia Fund Board of Directors recommend voting in favor of the proposal. Then click “Submit Vote” to complete the process.

Upon successful submission, you should see this screen.

Important: You will need to enter a different control number for each account that holds Sequoia Fund shares.

Brokerage Accounts

Shareholders who already hold Sequoia Fund through a brokerage account (e.g. Schwab, Fidelity, etc.):

●	You are in good shape for the ETF conversion. Your only remaining steps are:

1.	Confirm that the account is eligible to hold ETFs (most brokerage accounts are).

2.	Remember to cast your proxy for the upcoming shareholder vote.

Shareholders who hold Sequoia Fund directly with the fund’s transfer agent (SS&C Technologies, formerly DST Systems) will need to transfer their shares to a brokerage account:

●	If you have an existing brokerage account that you would like to use:

1.	Confirm that the account is eligible to hold ETFs.

2.	Confirm that the account is the same registration as your Sequoia Fund account (e.g. IRA, Individual, Joint, Trust, etc.)

3.	Initiate the transfer with your broker. Most brokerage firms have a simple transfer form that instructs the firm to pull your Sequoia Fund shares into the brokerage account. You will need to provide your Sequoia Fund account number.

4.	You may be asked to obtain a Medallion Signature Guarantee (MSG). Sequoia Fund has waived the MSG requirement for transfers to brokerage accounts in the same name as the existing Sequoia Fund account. However, some brokerage firms may have their own MSG requirements.

5.	Remember to cast your proxy for the upcoming shareholder vote.

●	If you would like to open a new brokerage account, you may do so with your broker of choice. However, we have partnered with several brokers to assist in provisioning accounts to our shareholders under our master relationships with each firm.

1.	Fill out this form. Our team will send you a link to a new account application that can be completed electronically.

2.	You may be asked to obtain a Medallion Signature Guarantee (MSG). Sequoia Fund has waived the MSG requirement for transfers to brokerage accounts in the same name as the existing Sequoia Fund account. However, some brokerage firms may have their own MSG requirements.

3.	Remember to cast your proxy for the upcoming shareholder vote.

The Fund is non-diversified, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share. Mutual fund investing involves risk, including loss of principal.

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain a copy of the prospectus and summary prospectus by visiting the Fund Documents section of https://www.sequoiafund.com/resources/ or by calling 1-800-686-6884. Please read the prospectus and summary prospectus carefully before investing.

Shares of the Fund are distributed by Foreside Financial Services, LLC (Member FINRA).

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus.

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Understanding Actively-Managed Exchange-Traded Funds

A Primer

Optimizing Investment Through a Modern Structure

Disclosures

This material is provided for informational purposes only and does not constitute investment advice. Ruane Cunniff L.P. is an investment adviser registered with the Securities and Exchange Commission. Investing involves risk, including the possible loss of principal.

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain a copy of the prospectus and summary prospectus by visiting the Fund Documents section of https://www.sequoiafund.com/resources/ or by calling 1-800-686-6884. Please read the prospectus and summary prospectus carefully before investing.

Shares of the Fund are distributed by Foreside Financial Services, LLC (Member FINRA).

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Sequoia ETF carefully before investing. The Sequoia ETF’s prospectus contains or will contain this and other information about the Sequoia ETF. An investor may obtain the prospectus by clicking here. The prospectus should be read carefully before investing. The information in the Sequoia ETF prospectus is not complete and may be changed. The Sequoia ETF may not sell its shares until the registration statement filed with the SEC is effective. The prospectus is not an offer to sell the shares and is not soliciting an offer to buy the shares in any state where the offer or sale is not permitted.

The information provided herein regarding the tax aspects of the mutual fund conversion and operation of the ETF is general in nature and is not intended to constitute tax advice. The tax aspects of the mutual fund conversion and operation of the ETF are complex and you should consult your individual tax advisor regarding the tax aspects of the mutual fund conversion and the operation of the ETF applicable to your specific circumstances.

Ruane Cunniff LP | Understanding Active ETFs	1

What is an ETF? The Modern Wrapper

An ETF* is a fund, holding a collection of portfolio securities, that issues shares which trade on a stock exchange, much like an individual stock — offering intraday liquidity and real-time pricing.

ETFs combine the diversification of mutual funds with the trading flexibility of individual stocks.

*	Under Rule 6c-11, an ETF is an open-end fund that issues creation units (shares) to authorized participants for a basket of securities and cash and whose shares are listed on an exchange.

Ruane Cunniff LP | Understanding Active ETFs	2

Actively-Managed (“Active”) vs. Passively-Managed (“Passive”) ETFs: A

Strategic Choice

The actively-managed ETF is intended to bring 55+ years of investment expertise into a modern, tax-efficient structure.

Passive ETF	Active ETF

Index Tracking	Expert Portfolio Management
Replicates a market index like the S&P 500	Dedicated team makes strategic decisions

Rules-Based Investment	Goal: Outperform Market
Minimal management intervention	Disciplined research and long-term thinking

Lower Fees	Concentrated Portfolio
Typically lower expense ratios	Carefully selected companies

The Sequoia Approach: Active management through disciplined research since 1970.

Ruane Cunniff LP | Understanding Active ETFs	3

The ETF Mechanics: Creation & Redemption

Authorized Participants (APs) facilitate the creation and redemption of ETF shares through in-kind transfers.

The in-kind transfer mechanism is the foundation of ETF tax efficiency — portfolio securities are exchanged, not sold for cash.

Ruane Cunniff LP | Understanding Active ETFs	4

Important Considerations & Nuances

A balanced view of potential risks and considerations for ETF investors.

Requires a Brokerage Account

ETF shares need to be held in brokerage accounts with the ability to transact in ETF shares.

Trading Price

ETF shares trade in a secondary market at market determined prices, which may differ from the NAV.

Transparency Risks

Full daily portfolio disclosure means others could potentially replicate the manager’s strategy without paying the fee.

Inflow Control

ETFs generally cannot close to new investors, which could lead to capacity constraints if AUM grows rapidly.

Transaction Costs

Bid/ask spreads can widen during market turmoil, potentially increasing costs. Such costs are typically minimal under normal conditions.

IRA Shareholders

Investors in tax-advantaged accounts do not directly benefit from tax efficiency. These investors may need new brokerage accounts for custody.

In-Kind Transfer Dependency

Tax advantages depend on Authorized Participants engaging in in-kind transfers. In rare circumstances, small tax distributions could occur.

We are actively managing these considerations to mitigate potential risks for our clients.

Ruane Cunniff LP | Understanding Active ETFs	8

Embracing the Future Sequoia ETF

The evolution to an active ETF structure represents a significant step forward, offering improved tax efficiency and greater investor control, while retaining the proven investment strategy of Ruane Cunniff.

We remain committed to our clients and our disciplined approach to long-term value creation.

The following is an excerpt from the Supplement to the Sequoia Fund Prospectus with helpful Questions and Answers with regard to Sequoia Fund and the Sequoia ETF. Please refer to the full document (https://www.sec.gov/Archives/edgar/data/89043/000091957426001529/ d12086927_497.htm) for more detail.

IMPORTANT NOTICE ABOUT YOUR SEQUOIA FUND SHARES QUESTIONS AND ANSWERS

The following Q&A provides information to help you determine if you need to take action with respect to your Sequoia Fund shares prior to the proposed reorganization of the Sequoia Fund into the Sequoia ETF (the “Reorganization”) to permit you to receive ETF shares in the Reorganization.

The Reorganization remains subject to stockholder approval.

Q.       What types of accounts can receive ETF shares in the Reorganization?

A.       If you hold your Sequoia Fund shares in a brokerage account that permits you to purchase securities traded on an exchange, such as ETFs or other types of stock, then you will not need to take any action with respect to your account to receive ETF shares.

Unlike Sequoia Fund shares, which may be held directly with Sequoia Fund’s transfer agent and are purchased and sold at net asset value once per day, ETF shares trade throughout the day on national securities exchanges and must be held through a brokerage account. As a result, you must hold your Sequoia Fund shares in a brokerage account eligible to hold ETF shares (a “Qualifying Brokerage Account”) in order to receive ETF shares in the Reorganization.

Q.       What types of accounts cannot receive ETF shares in the Reorganization? And, what will happen if I do not have a brokerage account that can accept ETF shares at the time of the Reorganization?

A.       The following account types cannot hold ETF shares:

●	Direct Taxable Accounts – If you hold your Sequoia Fund shares in an account directly at Sequoia Fund’s transfer agent (a “direct account”), you should transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares

1

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. You should consult a tax advisor to understand the specific tax consequences based on your individual circumstances.

●	Non-Accommodating Brokerage Accounts – If you hold your Sequoia Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of Sequoia Fund or other mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

●	Non-Accommodating Retirement Accounts – If you hold your Sequoia Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in Sequoia Fund to a different investment option prior to the Reorganization. If you do not make this change prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA or group retirement plan. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account.

2

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

●	Direct IRA – If you hold your Sequoia Fund shares through a direct IRA with UMB Bank, N.A. as Custodian and do not take action to transfer your Sequoia Fund shares to a brokerage account that can accept ETF shares prior to the Reorganization, the ETF shares you receive as part of the Reorganization will be held in a “hold-only” account maintained by the ETF’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these ETF shares are not transferred into a Qualifying Brokerage Account within a year of the Reorganization date, your ETF shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to the stockholder and may result in a distribution from the IRA. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

If you are unsure about the ability of your account to accept ETF shares, contact your financial intermediary.

Q.       How do I transfer my Sequoia Fund shares from a direct account to a Qualifying Brokerage Account that will accept ETF shares?

This step is only required if you hold your Sequoia Fund shares in an account directly with Sequoia Fund’s transfer agent. If you already hold your shares in a brokerage account that allows you to hold ETF shares, you need not consider the following.

A.       To transfer your Sequoia Fund shares from a direct account at Sequoia Fund’s transfer agent to a brokerage account, contact your financial intermediary and inform them that you would like to transfer your Sequoia Fund shares held directly with Sequoia Fund into your brokerage account. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account. The transfer process is expected to be straightforward.

We suggest you provide your financial intermediary with a copy of your Sequoia Fund statement containing your Sequoia Fund account number. Your financial intermediary will help you complete a form to initiate the transfer. Once you sign this form, your financial intermediary will submit the form to the transfer agent directly and the shares will be transferred into your brokerage account.

3

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 833-303-5010.

Q.       How do I transfer my Sequoia Fund shares from a non-accommodating brokerage account to a Qualifying Brokerage Account?

A.       If you hold your Sequoia Fund shares in a brokerage account at a financial intermediary that only allows you to hold Sequoia Fund shares in the account (and no other types of investments), you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Q.       What if I do not want to own ETF shares?

A.       If you do not want to receive ETF shares in the Reorganization, you can redeem your Sequoia Fund shares. Prior to doing so, however, you should consider the tax consequences associated with such action. Redemption of Sequoia Fund shares prior to the Reorganization may constitute a taxable transaction for you if you hold those shares in a taxable account. The last date to redeem shares prior to the Reorganization is currently expected to be August 29, 2026. This date is subject to change if the closing date is adjusted. Stockholders should monitor changes to the Reorganization closing date by checking for updates at www.sequoiafund.com.

***

In connection with the Reorganization, a Combined Proxy Statement/Prospectus included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the Combined Proxy Statement/Prospectus will not be distributed to stockholders of Sequoia Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s website at www.sec.gov. A paper copy of these materials can be obtained, when available, at no charge by calling 833-303-5010.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

4

Ruane Cunniff LP | 45 Rockefeller Plaza | 34th Floor | New York, NY 10111 | Tel: (212) 832-5280
www.sequoiafund.com

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●	About

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Investor Day 2026

Investor Day 2026

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●	About

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●	Sequoia ETF

Sequoia ETF

After careful deliberation, we are evolving Sequoia Fund Inc., our registered mutual fund, into an active exchange traded fund (“Sequoia ETF”). This new Sequoia ETF has been established to receive the portfolio assets of Sequoia Fund, Inc., our registered mutual fund, pending a successful shareholder vote. Sequoia ETF (NYSE: SEQ) is expected to go live in October 2026.

You can find the official proxy here or a PDF copy in the “Press Releases, Filings, and Announcements” section below. You can cast your vote for the upcoming shareholder vote HERE. Shareholders should reach out to us directly at 212-832-5280 or info@ruanecunniff.com to obtain their Control Number, which is required to vote.

We will host a Q&A Session via Zoom on June 10, 2026 at 10:00am EDT to answer any questions that shareholders might have. Register for the Zoom Session here.

Click here to join the Sequoia ETF mailing list and stay informed about the conversion and the strategy.

Sequoia ETF

Press Releases, Filings, and Announcements +×

●	Sequoia Fund Proxy – Sequoia ETF

●	Sequoia ETF Letter to Shareholders – March 9, 2026

●	Sequoia ETF Press Release – March 9, 2026

Background Information +×

●	ETF Primer

●	Sequoia ETF Conversion Q&A

Industry ETF Information

External Links +×

●	Morningstar – ETFs vs Mutual Funds: Benefits That Really Matter

●	State Street – Tax Efficiency is Structural: ETFs Continue to Issue Fewer Capital Gains Than Mutual Funds

●	Barron’s – Your Mutual Fund is Becoming an ETF, What to Expect

●	Mutual Funds.com – Capital Gains: Mutual Funds vs ETFs

Feature	Mutual Fund	Closed-End Fund (CEF)	Exchange-Traded Fund (ETF)
Tax Efficiency	Can be less tax-efficient as capital gains from the fund’s trading activity are passed on to investors.	Capital gains and income distributions are subject to income tax.	Generally considered more tax-efficient than mutual funds because of their structure.
Trading	Purchased and sold directly from the fund company at the Net Asset Value (NAV) calculated once per day after the market closes.	Shares are traded on a stock exchange throughout the day, just like a stock.	Traded on a stock exchange throughout the day, like a stock.
Share Price	The price is the Net Asset Value (NAV) of the fund’s assets at the end of the trading day.	The share price is determined by market supply and demand and can trade at a premium or discount to its NAV. Closed end funds typically trade at a signigicant discount to the NAV, partcicularly in volatile markets. Bill Ackman of Pershing Square just announced their intention to launch a new CEF.	The market price fluctuates throughout the day and typically stays very close to the fund’s NAV, as shares are easily hedged by the market makers using the disclosed portfolio holdings that make up the ETF.

Number of Shares	The fund issues new shares to investors and redeems them when investors sell. The number of shares outstanding changes daily.	A fixed number of shares are issued in an Initial Public Offering (IPO).	The number of shares can change daily through a creation and redemption process, which helps keep the market price aligned with the NAV.
Management	Can be actively managed, where a fund manager picks investments, or passively managed, tracking an index.	Typically actively managed by a professional management team.	Can be actively managed, where a fund manager picks investments, or passively managed, tracking an index.
Fees	May have various fees, including operating expenses, sales loads, and redemption fees.	Have expense ratios and may have other fees.	Generally have lower expense ratios compared to actively managed mutual funds. Brokerage commissions may apply when buying or selling.

ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a premium or discount to its net asset value (NAV). Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns.

The Fund is non-diversified, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share. Mutual fund investing involves risk, including loss of principal.

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain a copy of the prospectus and summary prospectus by visiting the Fund Documents section of https://www.sequoiafund.com/resources/ or by calling 1-800-686-6884. Please read the prospectus and summary prospectus carefully before investing.

Shares of the Fund are distributed by Foreside Financial Services, LLC (Member FINRA).

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus.

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